Exhibit 32.2

CERTIFICATION IN ACCORDANCE WITH

18 U.S.C. SECTION 1350

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Internet America, Inc. (the “Company”) for the period ending June 30, 2003 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Mark Novy, Controller and Chief Accounting Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Novy

Mark Novy

Controller and Chief Accounting Officer

Date: September 29, 2003